                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  November 15, 1994



                         APPLIED MAGNETICS CORPORATION
            (Exact name of registrant as specified in its charter)
            ------------------------------------------------------



     Delaware                        1-6635                95-1950506
     --------                        ------                ----------
     (State of other        (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification
     incorporation)                                        Number)






      Registrant's telephone number, including area code: (805) 683-5353
                                                          --------------

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Item 5.              Other Events
- - ---------------------------------


      On November 15, 1994, the Registrant issued a press release, dated November 15, 1994, announcing that the Registrant had entered into a Commitment Letter with the CIT Group/Business Credit, Inc., which will provide the Company with secured financing, in the form of a revolving line of credit, for up to $35,000,000. The closing is subject to finalization of definitive loan documentation and other closing conditions and is expected to occur by the end of December. The amount available for borrowing under the facility will be subject to certain asset ratios and other considerations.


      On November 18, 1994, the Registrant issued a press release, dated November 18, 1994, announcing that the Registrant had entered into an agreement to dismiss a 1993 securities class action suit brought against Registrant and several of its present and former officers in U.S. District Court for the Central District of California. Settlement of the suit is subject to the terms of a definitive written agreement expected to be submitted to the court for preliminary approval in December. The settlement is ultimately subject to final court approval after notice to the class members of the terms. The Registrant disclosed that under the terms of the settlement, it will not be required to make any cash payments but will contribute shares of its common stock having an aggregate value of $1,250,000. The stock, along with $2.75 million from the Registrant's insurance carrier, will be distributed, after court approval, to a class consisting of all persons who purchased the Registrant's common stock during the period October 22, 1992 through October 1, 1993. The litigation will be dismissed as to the Registrant and the named officers.

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Item 7.              Financial Statements and Exhibits
- - ------------------------------------------------------

      (c) Exhibits

      20(a) Press Release, dated November 15, 1994, announcing the matters described in Item 5.

      21(b) Press Release, dated November 18, 1994, announcing the matters described in Item 5.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  APPLIED MAGNETICS CORPORATION




Date:  December 5, 1994           By:  /s/Craig D. Crisman
                                     ----------------------------------------
                                        Craig D. Crisman
                                        Chief Executive Officer
                                        Chief Financial Officer
                                        (Principal Financial Officer)



Date:  December 5, 1994           By:  /s/Peter Altavilla
                                     ----------------------------------------
                                        Peter Altavilla
                                        Corporate Controller
                                        (Principal Accounting Officer)

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                                 EXHIBIT INDEX
                                 -------------

                                                       Page Number In
                                                       Sequential Numbering
          Exhibit                                            System
          -------                                      --------------------
          20(a)      Press Release, dated November 8,       5
                     1994, announcing that the
                     Registrant had entered into a
                     Commitment Letter with the CIT
                     Group/Business Credit, Inc.,
                     which will provide the Registrant
                     with secured financing, in
                     the form of a revolving line of
                     credit, for up to $35,000,000.

          21(b)      Press Release dated November 18,       6-7
                     1994, announcing that the
                     Registrant had entered into an
                     agreement to dismiss a 1993
                     securities class action suit
                     brought against the Registrant
                     and several of its present and
                     former officers in U.S. District
                     Court for the Central District
                     of California.

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